SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 19, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     01-13612             02-0398678
-------------------------------        -----------         ----------------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
         incorporation)                File Number)       Identification No.)



                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    (Address of principal executive offices)



                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 19, 2003, Congoleum Corporation issued a press release announcing that it has extended the deadline for votes to be submitted on the approval of its pre-packaged Chapter 11 plan of reorganization until 5:00 p.m. Eastern Time on December 24, 2003. A copy of the Company's press release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. EXHIBITS

(c) Exhibits.

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 Exhibit No.                      Description
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    99.1         Press release, dated December 19, 2003.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2003                   Congoleum Corporation


                                       By:  /s/ Howard N. Feist III
                                            ---------------------------------
                                       Name:  Howard N. Feist III
                                       Title: Chief Financial Officer

                                  EXHIBIT INDEX

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 Exhibit No.                      Description
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    99.1         Press release, dated December 19, 2003.
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